THE KP FUNDS

                            KP LARGE CAP EQUITY FUND
                              KP FIXED INCOME FUND
                                (EACH, A "FUND")

                     SUPPLEMENT DATED MARCH 29, 2017 TO THE
                PROSPECTUS DATED MAY 1, 2016 (THE "PROSPECTUS")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
     THE PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

KP LARGE CAP EQUITY FUND

Robert W. Sharps no longer serves as portfolio manager of the Fund, and Taymour Tamaddon has been appointed portfolio manager of the Fund as his replacement. Accordingly, effective immediately, the Prospectus is supplemented as follows:

     1.   All references to Robert W. Sharps are deleted.

     2. The following is added immediately following the heading "T. Rowe Price Associates, Inc." on page 10:

Taymour Tamaddon, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price since 2017.

     3. The following is added immediately following the subheading "Portfolio Manager:" under the "T. Rowe Price Associates, Inc." heading on page 81:

Taymour Tamaddon, CFA, Lead Portfolio Manager, has managed the portion of the Fund's assets allocated to T. Rowe Price since 2017. Mr. Tamaddon has been with
T. Rowe Price since 2004.

Taymour Tamaddon is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is the lead portfolio manager for the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. He is a vice president and Investment Advisory Committee member of the Health Sciences, Mid-Cap Growth, New America Growth, Growth Stock, Blue Chip Growth, and Capital Appreciation Funds and the Tax-Efficient Funds, Inc. He is also a vice president of the T. Rowe Price Institutional International Funds, Inc., and the T. Rowe Price International Funds, Inc. He joined the firm in 2004 after serving as a summer intern with T. Rowe Price in 2003, covering the eye care industry. Prior to this, Taymour was employed by Amazon.com in the areas of finance and merchandising. He was also a consultant with Booz Allen and Hamilton, specializing in the energy industry. Taymour earned a B.S. in applied physics, cum laude, from Cornell University. He also holds an M.B.A. from the Tuck School of Business at Dartmouth, where he was an Edward Tuck Scholar with high distinction. Taymour has also earned the Chartered Financial Analyst designation.

KP FIXED INCOME FUND

     1. Effective immediately, the fifth through seventh paragraphs under the heading "Investment Strategy" beginning on page 32 and the sixth through eighth paragraphs under the heading "Fixed Income Fund" beginning on page 59 are deleted and replaced with the following:

PASSIVE FIXED INCOME: SSGA Funds Management, Inc. ("SSGA FM") manages the portion of the fund's assets allocated to the Passive Fixed Income Sub-strategy. The primary objective for the Sub-strategy is to seek to replicate, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based market-weighted benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities ("ABS"), and commercial mortgage-backed securities ("CMBS").

Under normal circumstances, SSGA FM will seek to invest a substantial portion of the Sub-strategy's assets in securities that are included in the Bloomberg Barclays U.S. Aggregate Bond Index.

SSGA FM will employ a stratified sampling approach to build a portfolio whose broad characteristics, including duration, yield, credit quality, and sector weights, match those of the Bloomberg Barclays U.S. Aggregate Bond Index. This strategy is commonly referred to as an indexing strategy. The Sub-strategy's portfolio securities may differ from those of the Bloomberg Barclays U.S. Aggregate Bond Index, and the Sub-strategy may not track the performance of the Bloomberg Barclays U.S. Aggregate Bond Index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Sub-strategy, and differences between how and when the Sub-strategy and the Bloomberg Barclays U.S. Aggregate Bond Index are valued. SSGA FM may sell a security pursuant to changes in the Bloomberg Barclays U.S. Aggregate Bond Index composition and for routine portfolio rebalancing.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-018-0100

                                  THE KP FUNDS

                            KP LARGE CAP EQUITY FUND
                                  (THE "FUND")

                     SUPPLEMENT DATED MARCH 29, 2017 TO THE
       STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2016 (THE "SAI")

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED
          IN THE SAI, AND SHOULD BE READ IN CONJUNCTION WITH THE SAI.

Robert W. Sharps no longer serves as portfolio manager of the Fund, and Taymour Tamaddon has been appointed portfolio manager of the Fund as his replacement. Accordingly, effective immediately, the SAI is supplemented as follows:

     1. The chart under the subheading "Ownership of Fund Shares" under the "T. Rowe Price Associates, Inc." heading on page S-66 is deleted and replaced with the following:

--------------------------------------------------------------------------------
NAME                                           DOLLAR RANGE OF FUND SHARES(1)
--------------------------------------------------------------------------------
Taymour Tamaddon                                           None
--------------------------------------------------------------------------------

(1)  Valuation date is December 31, 2016.

     2. The paragraph and chart under the subheading "Other Accounts" under the "T. Rowe Price Associates, Inc." heading on page S-66 is deleted and replaced with the following:

As of December 31, 2016, the portfolio manager was not responsible for the day-to-day management of any other accounts.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

                                                                 KPF-SK-020-0100